UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 23, 2023
Date of Report (date of earliest event reported)

Backblaze, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41026	20-8893125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Ben Franklin Ct, San Mateo, California		94401
(Address of Principal Executive Offices)		(Zip Code)
(650) 352-3738
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BLZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.

On August 23, 2023, Backblaze, Inc. (the "Company") announced an update to its annual guidance for 2023 as a result of pricing increases and product updates across the Company's Computer Backup and B2 Cloud Storage products. The Company’s 2023 full-year revenue outlook has been revised to $100 to $102 million from its prior guidance of $98 to $102 million, raising the midpoint to $101 million compared to the previous midpoint of $100 million. The Company’s 2023 full-year outlook range for Adjusted EBITDA margin was also improved to (6.5)% to (4.5)% versus a previous range of (8.5)% to (4.5)%.

The Company also announced that it was targeting a $20 million ending cash balance (which is inclusive of cash equivalents and investments) in 2024 and returning to being cash flow positive by mid-2025.

For the third quarter of 2023, the Company reiterated its prior guidance as of August 8, 2023 (with no changes), which reflects revenue outlook between $25.0 million to $25.4 million and Adjusted EBITDA margin outlook between (8)% to (4)%.

Conference Call

The Company also announced that it would host a conference call on August 23, 2023 at 2:00 p.m. PT (5:00 p.m. ET) to review its updated financial guidance. The webcast link is https://dpregister.com/sreg/10181950/fa3f77d550 and participants can listen by phone at 1-833-636-1326. An archive of the webcast will be available shortly after its completion on the Investor Relations section of the Backblaze website.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 23, 2023	Backblaze, Inc.

		By:	/s/ Frank Patchel
Frank Patchel, Chief Financial Officer